                         PATRIOT SCIENTIFIC CORPORATION

                                    FORM S-8
                             Registration Statement

                               EXHIBIT NO. 10.1.1

                  Amendment to 1992 Incentive Stock Option Plan

                         PATRIOT SCIENTIFIC CORPORATION
                                      1992
                           INCENTIVE STOCK OPTION PLAN
                       (Amendment dated January 11, 1995)

    1.       AMENDMENT OF PLAN.

             The 1992 Incentive Stock Option Plan ("Plan") of PATRIOT SCIENTIFIC CORPORATION, a Delaware corporation ("Company"), was adopted by the Board of Directors of the Company on March 20, 1992, and subsequently approved by the shareholders of the Company. This amendment to the Plan, which was adopted by the Board of Directors of the Company on November 15, 1994, effects an increase from 500,000 to 750,000 in the number of common shares of the Company reserved for issuance under the Plan upon the exercise of incentive stock options granted under the Plan. This amendment to the Plan shall become effective on the date it is approved by vote of the Company's shareholders. Terms used in this amendment and not otherwise defined shall have the meanings given them in the Plan. Provisions of the Plan not expressly affected by this amendment shall be deemed to remain in force and effect as originally written.

    2.       STOCK RESERVED FOR THE PLAN.

             Subject to adjustment as provided in Paragraph 9 of the Plan, a total of 750,000 shares of Common Stock, $.00001 par value ("Stock"), of the Company shall be subject to issuance upon the exercise of options granted under the Plan. The foregoing provision amends the first sentence of Paragraph 4 of the Plan.

                                            PATRIOT SCIENTIFIC CORPORATION

    (SEAL)

                                            By

                                                   ./s/ ELWOOD G. NORRIS
                                                   ----------------------------
                                                   ELWOOD G. NORRIS
                                                   AUTHORIZED OFFICER

                      ATTEST:

    By       /s/ ROBERT PUTNAM
             --------------------------
             ROBERT PUTNAM
             SECRETARY

                      CERTIFICATION OF SHAREHOLDER APPROVAL

             I, the undersigned Secretary or assistant secretary of this Corporation, hereby certify that the foregoing amendment to the 1992 Incentive Stock Option Plan of this Corporation was duly approved by the requisite vote of holders of the issued and outstanding common stock of this Corporation as of January 11, 1995.

    DATED: January 11, 1995

                                                 /s/  ROBERT PUTNAM
                                                 ----------------------------
                                                 ROBERT PUTNAM
                                                 SECRETARY

    (SEAL)